SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: October 21, 2004 (Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                       On October 21, 2004, Umpqua Holdings Corporation issued a press release with respect to financial results for the third quarter 2004. A copy of the press release is attached as Exhibit 99.1. Attached as Exhibit 99.2 is a Statistical Supplement that is being provided to shareholders and others who have requested additional financial and statistical information from the Company that is not included in the Company's earnings release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
	(99.1)	Press Release with Quarterly Earnings
	(99.2)	Statistical Supplement

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

                                                                                UMPQUA HOLDINGS CORPORATION
                                                                                (Registrant)

Dated: October 21, 2004                         By:              /s/ Kenneth E. Roberts
                                                                               Kenneth E. Roberts
                                                                               Assistant Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Contacts:
Ray Davis	Dan Sullivan
President/CEO	EVP/CFO
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-546-2490	503-546-2492
raydavis@umpquabank.com	dansullivan@umpquabank.com

UMPQUA HOLDINGS REPORTS RECORD OPERATING EARNINGS

Strong organic balance sheet growth continues

PORTLAND, Ore. - October 21, 2004 - Umpqua Holdings Corporation (NASDAQ: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced record third quarter 2004 operating earnings of $14.8 million, or $0.34 per diluted share, compared to $9.3 million, or $0.32 per diluted share, for the third quarter of 2003. For the nine months ended September 30, 2004, operating earnings were $32.8 million, or $0.98 per diluted share compared to $26.9 million, or $0.94 per diluted share for the same period in 2003.

Operating earnings are defined as the Company's net income before deduction of merger-related expenses, net of tax, which are reported in periods with merger-related costs. There were $1.4 million in merger-related expenses, net of tax, recorded in the third quarter of 2004.

Net income for the third quarter of 2004 was $13.4 million, or $0.31 per diluted share, compared to $9.0 million, or $0.31 per diluted share, for the third quarter of 2003. For the nine months ended September 30, 2004, net income was $30.9 million, or $0.92 per diluted share compared to $25.5 million, or $0.89 per diluted share for the same period in 2003.

The following table presents a reconciliation of net income to operating earnings, with merger- related expenses, net of tax, displayed for each period presented:

	Three months ended			Nine months ended
(Dollars in thousands, except per share data)	9/30/2004	6/30/2004	9/30/2003	9/30/2004	9/30/2003
Net Income	$13,368	$9,131	$9,015	$30,897	$25,528
Add Back: Merger related expenses, net of
tax	1,411	346	252	1,888	1,332

Operating Earnings	$14,779	$9,477	$9,267	$32,785	$26,860

Earnings per diluted share:	9/30/2004	6/30/2004	9/30/2003	9/30/2004	9/30/2003
Net Income	$0.31	$0.32	$0.31	$0.92	$0.89
Operating Earnings	$0.34	$0.33	$0.32	$0.98	$0.94

- more -

On July 12, 2004, the company announced the completion of its acquisition of Humboldt Bancorp and its principal operating subsidiary, Humboldt Bank. Under the terms of the merger agreement, Humboldt Bancorp shareholders received one share of Umpqua Holdings Corporation common stock for each share of Humboldt Bancorp common stock. Approximately 15.5 million shares of Umpqua Holdings Corporation common stock were issued in connection with the merger. The acquisition was accounted for using the purchase accounting method for business combinations, and accordingly, is first reflected in the Company's third quarter 2004 financial statements.

"It was another quarter of strong financial performance, both in amount and on a diluted per share basis. Organic growth in loans and deposits was $111 million and $248 million, respectively, over the second quarter. With the integration of Humboldt Bancorp exceeding our expectations, we continue to strengthen our foundation for future growth," said Ray Davis, President and Chief Executive Officer of Umpqua Holdings Corporation.

Umpqua Bank's net interest margin was 4.92% for the third quarter of 2004, compared to 4.74% for the second quarter of 2004. Net charge-offs were $1.5 million, or 0.18% of average loans and leases for the third quarter of 2004, compared to $68 thousand, or 0.01% of average loans and leases for the second quarter of 2004. Non-performing assets were 0.58% of total assets for the third quarter of 2004, up from 0.41% for the second quarter of 2004.

Earnings contribution from the Company's mortgage group was $0.01 per diluted share in the third quarter of 2004, compared to $0.02 per diluted share for the second quarter of 2004. For the nine months ended September 30, 2004, the earnings contribution from the mortgage group was $0.04 per diluted share compared to $0.13 per diluted share for the same period in 2003. Excluding the impact of the mortgage group, operating earnings increased $0.13 per diluted share, or 16% for the nine months ended September 30, 2004, compared to the same period in 2003. It is important to note that during the third quarter of 2004, the Company's mortgage group made a strategic decision to terminate its wholesale production operations. The following table presents a reconciliation of operating earnings per share to total:

	Nine months ended
	September 30		Increase (Decrease)
Operating Earnings per diluted				Variance
share:	2004	2003	Variance $	%
Excluding mortgage group	$0.94	$0.81	$0.13	16%
Mortgage group	0.04	0.13	($0.09)	(69%)
Total	$0.98	$0.94	$0.04

Umpqua Bank, Umpqua Holdings' largest subsidiary, reported an efficiency ratio before merger-related expenses of 55.4% for the third quarter of 2004, compared to 55.1% for the previous quarter and 55.9% for the same quarter one year ago.

"We track the success of acquisitions on two fronts," remarked Davis, "first is organic growth after the deal is completed, and second is achievement of targeted synergies." Since closing the Humboldt Bancorp acquisition on July 9, 2004, the California division's annualized deposit growth has more than doubled, from 5% to 11%. In addition, the combined Bank's efficiency ratio in the third quarter of 2004 of 55.4% is consistent with that reported by Umpqua Bank in the second quarter prior to the acquisition.

- more -

Total consolidated assets of Umpqua Holdings as of September 30, 2004 were $4.9 billion, compared to $3.2 billion at June 30, 2004 and $2.8 billion at September 30, 2003. Total gross loans and deposits were $3.3 billion and $3.9 billion, respectively, as of September 30, 2004, compared to $2.2 billion and $2.5 billion, respectively, as of June 30, 2004.

The following table presents the year-to-date September 2004 annualized organic growth rates, excluding the impact of acquisitions:

		July 2004		Organic
	Sep 30,	Acquired	Dec 31,	Growth
(Dollars in thousands)	2004	Growth	2003	Rate
Loans	$3,323,137	$1,059,760	$2,003,587	17%
Deposits	$3,919,271	$1,192,258	$2,378,192	20%
Assets	$4,944,340	$1,645,908	$2,963,815	15%

About Umpqua Holdings Corporation

Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. The bank was named #1 on "The 100 Best Companies to Work For in Oregon" large companies list for 2004 by Oregon Business Magazine. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, October 21, 2004, at 10:00 a.m. PDT where management will discuss operating results for the third quarter of 2004. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." Information to be discussed in the teleconference will be available on the Company's website prior to the call at www.umpquaholdingscorp.com. A rebroadcast can be found approximately one hour after the conference call by dialing 888-562-6192, or by visiting that website.

- more -

Umpqua Holdings Corporation
Consolidated Statements of Income
(unaudited)

	Quarter ended:
Dollars in thousands, except per share data	September 30, 2004	June 30, 2004	September 30, 2003
Interest income
Loans and leases	$50,718	$32,791	$32,615
Investments taxable	7,433	5,415	2,720
Investments tax exempt	749	396	486
Temporary investments	194	29	82
Other interest and dividends	14	15	24
Total interest income	59,108	38,646	35,927

Interest expense
Deposits	8,927	5,785	5,455
Repurchase agreements and
fed funds purchased	207	185	154
Trust preferred securities	1,979	1,120	936
Other borrowings	731	467	294
Total interest expense	11,844	7,557	6,839
Net interest income	47,264	31,089	29,088
Provision for loan losses	1,479	1,100	1,050
Non-interest income
Service charges	5,323	3,273	3,256
Brokerage fees	2,787	3,014	2,635
Mortgage banking revenue	1,836	2,399	3,160
Gain on sale of securities	13	6	10
Other income	1,863	716	455
Total non-interest income	11,822	9,408	9,516

Non-interest expense
Salaries and benefits	19,744	13,753	13,438
Occupancy and equipment	5,746	4,153	3,534
Other	10,037	6,550	6,333
Merger related expenses	2,176	549	393
Total non-interest expense	37,703	25,005	23,698
Income before income taxes	19,904	14,392	13,856
Provision for income tax	6,536	5,261	4,841
Net income	$13,368	$9,131	$9,015

Weighted average shares outstanding	42,149,082	28,339,080	28,343,696
Weighted average diluted
shares outstanding	42,889,713	28,664,279	28,702,888

Basic earnings per share	$0.32	$0.32	$0.32
Diluted earnings per share	$0.31	$0.32	$0.31

Umpqua Holdings Corporation
Consolidated Statements of Income
(unaudited)

	Nine months ended:
Dollars in thousands, except per share data	September 30, 2004	September 30, 2003
Interest income
Loans and leases	$115,373	$94,961
Investments taxable	17,438	8,088
Investments tax exempt	1,558	2,002
Temporary investments	247	420
Other interest and dividends	45	54

Total interest income	134,661	105,525
Interest expense
Deposits	20,601	18,202
Repurchase agreements and
fed funds purchased	529	313
Trust preferred securities	4,222	2,787
Other borrowings	1,440	754
Total interest expense	26,792	22,056
Net interest income	107,869	83,469
Provision for loan losses	3,654	3,475
Noninterest income
Service charges	11,723	9,368
Brokerage fees	8,692	6,944
Mortgage banking revenue	5,884	10,273
Gain on sale of securities	19	2,153
Other income	3,372	2,601
Total noninterest income	29,690	31,339
Noninterest expense
Salaries and benefits	47,162	39,507
Occupancy and equipment	14,014	11,064
Other	22,534	19,187
Merger related expenses	2,941	2,082

Total noninterest expense	86,651	71,840
Income before income taxes	47,254	39,493
Provision for income tax	16,357	13,965
Net income	$30,897	$25,528

Weighted average shares outstanding	33,011,298	28,262,353
Weighted average diluted
shares outstanding	33,515,613	28,622,155

Basic earnings per share	$0.94	$0.90
Diluted earnings per share	$0.92	$0.89

Umpqua Holdings Corporation
Consolidated Balance Sheets
(unaudited)

Dollars in thousands, except per share data	September 30, 2004	June 30, 2004	September 30, 2003
Assets:
Cash and cash equivalents	$245,557	$110,804	$130,747
Trading account securities	1,539	1,089	1,561
Investments available for sale	738,538	559,013	404,771
Investments held to maturity	12,340	13,908	16,641
Loans held for sale	29,632	37,866	51,620
Loans and leases	3,323,137	2,152,417	1,935,482
Less: Allowance for loan losses	(43,374)	(27,319)	(25,312)
Loans and leases, net	3,279,763	2,125,098	1,910,170
Federal Home Loan Bank stock	14,840	10,368	6,703
Premises and equipment, net	94,928	68,526	63,560
Other real estate owned	641	724	2,452
Mortgage servicing rights, net	11,140	11,391	10,732
Goodwill and other intangibles	409,516	159,575	160,012
Other assets	105,906	54,929	52,226

	$4,944,340	$3,153,291	$2,811,195

Liabilities:
Deposits	$3,919,271	$2,479,115	$2,263,211
Securities sold under agreements
to repurchase and fed funds purchased	47,752	77,615	63,553
Borrowings	88,521	145,618	72,047
Notes payable for Trust preferred
securities	166,280	97,941	77,321
Other liabilities	50,539	30,963	23,076
Total liabilities	4,272,363	2,831,252	2,499,208

Shareholders' equity:
Common stock	556,995	226,774	230,174
Retained earnings	114,494	103,754	81,605
Accumulated other comprehensive
Income (loss)	488	(8,489)	208
Total shareholders' equity	671,977	322,039	311,987

Total liabilities and shareholders' equity	$4,944,340	$3,153,291	$2,811,195

Common shares outstanding at period end	43,979,674	28,219,677	28,365,814
Book value per share	$15.28	$11.41	$11.00
Tangible book value per share	$5.97	$5.76	$5.36
Tangible equity	$262,461	$162,464	$151,975

Umpqua Holdings Corporation
Loan Portfolio
(unaudited)

Dollars in thousands	September 30, 2004	June 30, 2004	September 30, 2003
Loans and leases by purpose:
Commercial real estate	$1,777,832	$1,209,975	$971,775
Residential real estate	214,518	105,003	84,317
Construction	427,863	196,577	247,629
Total real estate	2,420,213	1,511,555	1,303,721
Commercial	766,274	592,718	585,406
Leases	19,552	9,439	8,612
Consumer	81,592	35,904	37,131
Other	35,506	2,801	612
Total loans and leases	$3,323,137	$2,152,417	$1,935,482

	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	September 30, 2004	June 30, 2004	September 30, 2003
Allowance for credit losses
Balance beginning of period	$27,319	$26,287	$25,316
Provision for credit losses	1,479	1,100	1,050
Acquisitions	17,257	--	--
Reclassification	(1,216)	--	--

Charge-offs	(2,124)	(415)	(2,045)
Less: recoveries	659	347	991
Net charge-offs	(1,465)	(68)	(1,054)

Total Allowance for loan losses	$43,374	$27,319	$25,312

Reserve for unfunded commitments	1,216	--	--
Total Allowance for credit losses	$44,590	$27,319	$25,312

Net charge-offs to average
loans and leases (annualized)	0.18%	0.01%	0.22%
Recoveries to gross charge-offs	31.03%	83.61%	48.46%
Allowance for credit losses to
loans and leases	1.34%	1.27%	1.31%
Allowance for credit losses to
nonperforming loans and leases	160%	221%	189%
Nonperforming loans and leases
To total loans and leases	0.84%	0.57%	0.69%

Nonperforming assets
Nonperforming loans and leases	$27,796	$12,352	$13,394
Real estate owned	641	724	2,452
Total nonperforming assets	$28,437	$13,076	$15,846

Umpqua Holdings Corporation
Loan Portfolio
(unaudited)

	Year to date	Year to date
Dollars in thousands	September 30, 2004	September 30, 2003
Allowance for credit losses
Balance beginning of period	$25,352	$24,731
Provision for credit losses	3,654	3,475
Acquisitions	17,257	--
Reclassification	(1,216)	--

Charge-offs	(2,986)	(4,486)
Less: recoveries	1,313	1,592
Net charge-offs	(1,673)	(2,894)

Total Allowance for loan loss	$43,374	$25,312

Reserve for unfunded commitments	1,216	--
Total Allowance for credit loss	$44,590	$25,312

Net charge-offs to average
loans and leases (annualized)	0.09%	0.21%

Recoveries to gross charge-offs	43.97%	35.49%

Deposits by Type
(unaudited)

	September 30,2004		June 30, 2004		September30, 2003
Dollars in thousands	Amount	Mix	Amount	Mix	Amount	Mix
Demand, non interest bearing	$935,206	23.9%	$624,391	25.2%	$599,939	26.5%
Demand, interest bearing	1,502,899	38.3%	1,132,087	45.7%	937,606	41.4%
Savings	531,466	13.6%	150,436	6.1%	147,849	6.5%
Time	949,700	24.2%	572,201	23.1%	577,817	25.5%
Total Deposits	$3,919,271	100.0%	$2,479,115	100.0%	$2,263,211	100.0%

Umpqua Holdings Corporation
Selected Ratios
(unaudited)

	Quarter ended:
	September 30, 2004	June 30, 2004	September 30, 2003
Net Interest Spread:
Yield on loans and leases	6.33%	6.12%	6.56%
Yield on taxable investments	4.15%	3.95%	2.97%
Yield on tax-exempt investments (1)	6.72%	6.76%	6.50%
Yield on temporary investments	1.54%	0.91%	1.13%
Total yield on earning assets	5.89%	5.68%	5.95%

Cost of interest bearing deposits	1.29%	1.25%	1.31%
Cost of securities sold under agreements
to repurchase and fed funds purchased	1.37%	0.85%	1.03%
Cost of borrowings	1.79%	1.91%	2.40%
Cost of trust preferred	4.93%	4.60%	4.80%
Total cost of interest bearing liabilities	1.50%	1.42%	1.47%

Net interest spread	4.39%	4.26%	4.48%

Net interest margin	4.72%	4.57%	4.82%

Before Merger Related Expenses:
Return on average assets	1.25%	1.23%	1.33%
Return on average tangible assets	1.36%	1.29%	1.41%
Return on average equity	9.35%	11.65%	12.02%
Return on average tangible equity	24.11%	22.76%	25.31%

After Merger Related Expenses:
Return on average assets	1.13%	1.18%	1.30%
Return on average tangible assets	1.23%	1.25%	1.38%
Return on average equity	8.46%	11.23%	11.70%
Return on average tangible equity	21.81%	21.93%	24.62%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger
expenses	55.43%	55.11%	55.94%
Umpqua Bank net interest margin	4.92%	4.74%	4.98%

(1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

Umpqua Holdings Corporation
Selected Ratios
(unaudited)

	Nine months ended:
	September 30, 2004	September 30, 2003
Net Interest Spread:
Yield on loans and leases	6.22%	6.71%
Yield on taxable investments	4.02%	3.44%
Yield on tax-exempt investments (1)	6.80%	6.81%
Yield on temporary investments	1.34%	1.17%
Total yield on earning assets	5.78%	6.16%

Cost of interest bearing deposits	1.28%	1.48%
Cost of securities sold under
agreements to repurchase and fed funds purchased	1.05%	1.23%
Cost of borrowings	1.82%	2.92%
Cost of trust preferred	4.74%	4.92%
Total cost of interest bearing liabilities	1.46%	1.64%

Net interest spread	4.32%	4.52%

Net interest margin	4.65%	4.89%

Before Merger Related Expenses:
Return on average assets	1.22%	1.35%
Return on average tangible assets	1.31%	1.44%
Return on average equity	10.25%	11.97%
Return on average tangible equity	22.79%	25.81%

After Merger Related Expenses:
Return on average assets	1.15%	1.28%
Return on average tangible assets	1.23%	1.37%
Return on average equity	9.66%	11.38%
Return on average tangible equity	21.48%	24.53%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger expenses	56.08%	56.14%
Umpqua Bank net interest margin	4.83%	5.05%

(1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.

Umpqua Holdings Corporation
Mortgage Banking Statistical Analysis
(unaudited)

	Quarter ended:
	September 30, 2004	June 30, 2004	September 30, 2003
Dollars in thousands
Mortgage Servicing Rights (MSR):
Mortgage loans serviced for others	$1,093,460	$1,119,351	$1,181,034

MSR Asset (gross)	$11,900	$11,832	$12,859
Less: Valuation reserve	(760)	(441)	(2,127)
MSR Asset (net of reserve)	$11,140	$11,391	$10,732

MSR as % of serviced portfolio	1.02%	1.02%	0.91%

Mortgage Banking Revenue:
Origination and sale	$1,959	$1,903	$2,424
Servicing	196	(370)	(904)
MSR valuation reserve change	(319)	866	1,640
Total Mortgage Banking Revenue	$1,836	$2,399	$3,160

	Nine months ended:
	September 30, 2004	September 30, 2003
Dollars in thousands
Mortgage Banking Revenue:
Origination and sale	$5,135	$12,676
Servicing	(398)	(2,093)
MSR valuation reserve change	1,147	(310)
Total Mortgage Banking Revenue	$5,884	$10,273

# # #

Exhibit 99.2

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	3rd Qtr	2ndQtr	1stQtr	4thQtr	3rdQtr	2ndQtr	1stQtr	4thQtr	3rdQtr	2ndQtr	1stQtr		Years Ended December 31,
	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	YTD9/2004	2003	2002	2001
Income Statement Data
Interest income	$59,108	$ 38,646	$ 36,907	$ 36,608	$ 35,927	$ 34,281	$ 35,317	$ 30,058	$ 24,052	$ 23,149	$ 23,065	$ 134,661	$142,132	$100,325	$88,037
Interest expense	11,844	7,557	7,392	6,804	6,839	7,480	7,738	6,935	5,739	5,428	5,695	26,792	28,860	23,797	32,407
Net interest income	47,264	31,089	29,515	29,804	29,088	26,801	27,579	23,123	18,313	17,721	17,370	107,869	113,272	76,528	55,630
Provision for credit losses	1,479	1,100	1,075	1,075	1,050	950	1,475	1,384	900	600	1,004	3,654	4,550	3,888	3,190
Net interest income after provision for credit losses	45,785	29,989	28,440	28,729	28,038	25,851	26,104	21,739	17,413	17,121	16,366	104,215	108,722	72,640	52,440
Service fees	5,323	3,273	3,127	3,188	3,256	3,198	2,914	2,541	2,138	1,877	2,084	11,723	12,556	8,640	7,768
Brokerage fees & commissions	2,787	3,014	2,891	2,554	2,635	2,370	1,939	2,208	2,299	2,331	2,174	8,692	9,498	9,012	8,309
Mortgage banking revenue, net	1,836	2,399	1,649	1,200	3,160	2,834	4,279	3,989	1,190	2,216	1,679	5,884	11,473	9,073	5,106
Gain (loss) on sale of securities	13	6	-	2	10	2,136	7	6	396	(901)	2	19	2,155	(497)	210
Other income	1,863	716	793	760	455	1,100	1,045	412	682	478	541	3,372	3,361	2,113	2,005
Total noninterest income	11,822	9,408	8,460	7,704	9,516	11,638	10,184	9,156	6,705	6,001	6,480	29,690	39,043	28,341	23,398
Salaries and employee benefits	19,744	13,753	13,665	13,583	13,438	13,171	12,899	10,877	8,963	8,568	8,709	47,162	53,090	37,117	30,220
Premises and equipment	5,746	4,153	4,115	3,770	3,534	3,947	3,582	2,936	2,348	2,213	2,099	14,014	14,834	9,596	8,283
Other non interest expense	10,037	6,550	5,946	6,077	6,332	6,760	6,093	5,221	3,810	4,108	4,109	22,533	25,263	17,249	15,768
Total noninterest expense	35,527	24,456	23,726	23,430	23,304	23,878	22,574	19,034	15,121	14,889	14,917	83,709	93,187	63,962	54,271
Operating income before income tax & merger expense	22,080	14,941	13,174	13,003	14,250	13,611	13,714	11,861	8,997	8,233	7,929	50,195	54,578	37,020	21,567
Provision for income taxes	7,301	5,464	4,645	4,412	4,983	4,807	4,925	4,398	2,987	2,951	2,995	17,410	19,127	13,332	8,181
Net income before merger expenses	$14,779	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$7,463	$6,010	$5,282	$4,934	$32,785	$35,451	$23,689	$13,387
Merger expenses net of tax benefit	1,411	346	131	-	251	672	409	748	-	-	973	1,888	1,332	1,721	4,837
Net income	$13,368	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$6,715	$6,010	$5,282	$3,961	$30,897	$34,119	$21,968	$8,550
Share Data(1)
Before Merger Expenses:
Basic earnings per common share	$0.35	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$0.31	$0.30	$0.26	$0.25	$0.99	$1.25	$1.13	$0.71
Diluted earnings per common share	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$0.98	$1.24	$1.11	$0.70
After Merger Expenses:
Basic earnings per common share	$0.32	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$0.28	$0.30	$0.26	$0.20	$0.94	$1.21	$1.04	$0.46
Diluted earnings per common share	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$0.28	$0.29	$0.26	$0.20	$0.92	$1.19	$1.03	$0.45
Tangible book value per common share	$5.97	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$4.55	$6.21	$5.93	$5.60	$5.97	$5.61	$4.55	$5.49
Book value per common share	$15.28	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$10.30	$7.51	$7.23	$6.91	$15.28	$11.23	$10.30	$6.78
Cash dividends per common share	$0.06	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.16	$0.16	$0.16	$0.13
Ratio of dividends declared to net income	19.74%	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	16.68%	13.39%	15.22%	20.32%	17.71%	13.29%	16.09%	29.53%
Shares outstanding	43,979,674	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	27,980,591	20,137,343	20,108,342	19,970,763	43,979,674	28,411,816	27,980,591	19,952,965
Basic weighted average shares of common stock outstanding	42,149,082	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	24,054,398	20,125,583	20,041,973	19,960,668	33,011,298	28,294,291	21,054,351	18,781,813
Common stock equivalents	740,631	325,199	373,883	413,101	359,195	384,083	412,669	309,762	273,213	276,731	243,474	504,315	371,779	251,686	224,536
Fully diluted weighted average shares of common stock outstanding	42,889,713	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	24,364,160	20,398,796	20,318,704	20,204,142	33,515,613	28,666,070	21,306,037	19,006,349
Operating Diluted Earnings Per Share Contribution
Core company (excluding mortgage group and gain (loss) on sale of securities)	$0.33	$0.31	$0.29	$0.31	$0.27	$0.23	$0.26	$0.25	$0.26	$0.24	$0.20	$0.94	$1.07	$0.96	$0.61
Mortgage group	$0.01	$0.02	$0.01	$(0.01)	$0.05	$0.03	$0.05	$0.06	$0.02	$0.05	$0.04	$0.04	$0.12	$0.17	$0.09
Gain (loss) on sale of securities	$0.00	$0.00	$-	$0.00	$0.00	$0.05	$0.00	$0.00	$0.01	$(0.03)	$0.00	$0.00	$0.05 $	(0.01)	$0.01
Operating earnings per diluted share	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$0.98	$1.24	$1.11	$0.70
Balance Sheet Data (at period end)
Investment securities	$752,417	$ 574,009	$ 518,496	$ 517,781	$ 422,973	$ 370,878	$ 374,000	$ 349,615	$ 272,007	$ 197,320	$ 191,189	$752,417	$517,781	$349,615	$212,722
Loans & leases, gross (excl held-for-sale)	3,323,137	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	1,778,315	1,076,521	1,051,008	1,041,553	3,323,137	2,003,587	1,778,315	1,016,142
Less: Allowance for credit losses	43,374	27,319	26,287	25,352	25,312	25,316	24,538	24,731	15,038	14,698	14,271	43,374	25,352	24,731	13,221
Loans & leases, net (excl held-for-sale)	3,279,763	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	1,753,584	1,061,483	1,036,310	1,027,282	3,279,763	1,978,235	1,753,584	1,002,921
Intangible assets	409,516	159,575	159,661	159,585	160,012	160,547	161,181	160,967	26,105	26,117	26,169	409,516	159,585	160,967	25,841
Total assets	4,944,340	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	2,555,964	1,586,955	1,489,711	1,437,172	4,944,340	2,963,815	2,555,964	1,428,711
Total deposits	3,919,271	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	2,103,790	1,347,494	1,278,086	1,207,513	3,919,271	2,378,192	2,103,790	1,204,893
Total shareholders' equity	671,977	322,039	330,237	318,969	311,987	305,104	298,469	288,159	151,214	145,377	137,913	671,977	318,969	288,159	135,301
Balance Sheet Data (averages)
Loans & leases, gross (excl held-for-sale)	$3,158,363	$ 2,125,031	$ 2,033,357	$ 1,945,568	$ 1,900,862	$ 1,827,360	$ 1,796,875	$ 1,410,341	$ 1,063,939	$ 1,041,251	$ 1,020,288	$ 2,441,543	$1,868,165	$1,134,832	$838,348
Loans held for sale	29,915	29,245	25,100	39,868	72,831	40,678	34,298	38,708	21,727	16,816	12,841	28,093	47,005	22,592	10,867
Earning assets	4,015,604	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	1,827,954	1,406,355	1,286,450	1,269,304	3,119,423	2,359,142	1,449,250	1,111,941
Total assets	4,693,725	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	2,071,194	1,539,335	1,431,889	1,410,246	3,584,756	2,710,388	1,614,775	1,223,718
Non interest bearing demand deposits	875,741	607,543	571,131	585,655	583,422	531,779	473,501	400,737	302,983	275,125	257,663	685,502	544,006	309,502	229,091
Interest bearing deposits	2,761,381	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	1,317,153	1,022,508	943,012	933,151	2,147,780	1,688,076	1,054,922	814,473
Interest bearing liabilities	3,143,938	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	1,433,604	1,074,087	991,649	995,415	2,439,346	1,829,240	1,124,753	865,816
Total shareholders' equity	628,667	327,064	324,191	314,184	305,751	301,314	292,767	215,557	149,350	143,008	138,473	427,378	303,569	161,774	118,411

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr		Years Ended December 31,
	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	YTD 9/2004	2003	2002	2001
Other Financial Data
Total loan charge-offs	$ 2,124	$415	$447	$1,591	$2,045	$466	$1,975	$1,760	$669	$234	$129	$ 2,986	$6,077	$2,792	$2,146
Total loan recoveries	659	347	307	556	991	294	307	212	109	61	176	1,313	2,148	558	474
Net loan charge-offs (recoveries)	1,465	68	140	1,035	1,054	172	1,668	1,548	560	173	(47)	1,673	3,929	2,234	1,672
Loans 90 days past due and still accruing	497	704	1,246	927	533	1,112	963	3,243	520	2,559	2,166	497	927	3,243	311
Non-accrual loans	27,299	11,648	10,554	10,498	12,861	20,767	16,853	15,152	4,803	4,140	2,527	27,299	10,498	15,152	3,055
Total nonperforming loans	27,796	12,352	11,800	11,425	13,394	21,879	17,816	18,395	5,323	6,699	4,693	27,796	11,425	18,395	3,366
Other real estate owned	641	724	1,711	2,529	2,452	2,504	3,430	2,209	756	1,384	1,430	641	2,529	2,209	1,061
Nonperforming assets	28,437	13,076	13,511	13,954	15,846	24,383	21,246	20,604	6,079	8,083	6,123	28,437	13,954	20,604	4,427
Selected Ratios
Before Merger Expenses :
Return on average total assets (annualized)	1.25%	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.43%	1.55%	1.48%	1.42%	1.22%	1.31%	1.47%	1.09%
Return on average tangible assets (annualized)	1.36%	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.52%	1.60%	1.51%	1.43%	1.31%	1.39%	1.51%	1.10%
Return on average total shareholders' equity (annualized)	9.35%	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	13.74%	15.97%	14.82%	14.45%	10.25%	11.68%	14.64%	11.30%
Return on average tangible shareholders' equity (annualized)	24.11%	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	23.76%	19.35%	17.98%	17.62%	22.79%	24.80%	19.76%	12.59%
Efficiency ratio (3) - Umpqua Bank only	55.43%	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	52.88%	55.08%	57.22%	58.35%	56.08%	56.32%	55.58%	58.23%
Efficiency ratio (3)	59.74%	60.09%	62.13%	62.10%	59.98%	61.55%	59.16%	58.23%	59.58%	61.83%	61.64%	60.50%	60.70%	60.15%	67.52%
Non interest revenue to Total revenue (TE)	19.88%	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	28.01%	26.42%	24.92%	26.78%	21.46%	25.43%	26.65%	29.11%
Effective tax rate	33.07%	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	37.08%	33.20%	35.84%	37.77%	34.68%	35.05%	36.01%	37.93%
After Merger Expenses:
Return on average total assets (annualized)	1.13%	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.29%	1.55%	1.48%	1.14%	1.15%	1.26%	1.36%	0.70%
Return on average tangible assets (annualized)	1.23%	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.36%	1.60%	1.51%	1.15%	1.23%	1.34%	1.40%	0.71%
Return on average total shareholders' equity (annualized)	8.46%	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	12.36%	15.97%	14.82%	11.60%	9.66%	11.24%	13.58%	7.22%
Return on average tangible shareholders' equity (annualized)	21.81%	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	21.38%	19.35%	17.98%	14.14%	21.48%	23.87%	18.33%	8.04%
Average yield on earning assets (2) (annualized)	5.89%	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.61%	6.89%	7.33%	7.48%	5.78%	6.08%	7.02%	8.04%
Interest expense to interest bearing liabilities(2)(annualized)	1.50%	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	1.92%	2.12%	2.19%	2.32%	1.46%	1.58%	2.12%	3.74%
Net interest spread (2)	4.39%	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.69%	4.77%	5.14%	5.16%	4.32%	4.50%	4.91%	4.30%
Interest expense to earning assets (annualized)	1.17%	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.51%	1.62%	1.69%	1.82%	1.15%	1.22%	1.64%	2.91%
Net interest margin (2) (annualized)	4.72%	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	5.10%	5.27%	5.63%	5.66%	4.65%	4.85%	5.38%	5.13%
Net interest margin (2) (annualized) - Umpqua Bank only	4.92%	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.28%	5.27%	5.63%	5.66%	4.83%	5.01%	5.44%	5.13%
Asset Quality Ratios
Allowance for credit losses to ending total loans and leases	1.34%	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.39%	1.40%	1.40%	1.37%	1.34%	1.27%	1.39%	1.30%
Nonperforming loans to ending total loans and leases	0.84%	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	1.03%	0.49%	0.64%	0.45%	0.84%	0.57%	1.03%	0.33%
Nonperforming assets to ending total assets	0.58%	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.81%	0.38%	0.54%	0.43%	0.58%	0.47%	0.81%	0.31%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.18%	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.44%	0.21%	0.07%	-0.02%	0.09%	0.21%	0.20%	0.20%
Capital Ratio
Average shareholders' equity to average assets	13.39%	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	10.41%	9.70%	9.99%	9.82%	11.92%	11.20%	10.02%	9.68%
Year to Date Growth
Loans & leases, gross (excl held-for-sale)	65.86%	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	75.01%	5.94%	3.43%	2.50%	65.86%	12.67%	75.01%	35.12%
Deposits	64.80%	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	74.60%	11.84%	6.07%	0.22%	64.80%	13.04%	74.60%	21.27%
Total assets	66.82%	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	78.90%	11.08%	4.27%	0.59%	66.82%	15.96%	78.90%	23.26%
Mortgage Banking Revenue
Gain (loss) on origination and sale	1,959	1,903	1,273	1,208	2,424	4,867	4,985	4,904	2,377	1,892	1,662	5,135	13,484	10,834	6,272
Servicing income before accelerated amortization	703	314	307	299	318	323	253	227	207	193	177	1,324	1,193	804	457
Accelerated servicing right amortization	(507)	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(670)	(343)	(169)	(160)	(1,722)	(3,514)	(1,342)	(627)
Sub total before mortgage servicing right (MSR) valuation change	2,155	1,533	1,049	980	1,520	4,134	4,529	4,461	2,241	1,916	1,679	4,737	11,163	10,296	6,102
MSR valuation change	(319)	866	600	220	1,640	(1,700)	(250)	(471)	(1,050)	300	-	1,147	(90)	(1,221)	(996)
Total Mortgage Banking Revenue	1,836	2,399	1,649	1,200	3,160	2,434	4,279	3,990	1,191	2,216	1,679	5,884	11,073	9,075	5,106
Mortgage Servicing Right Asset
Gross Mortgage Servicing Right Asset	11,900	11,832	12,266	12,515	12,859	13,041	12,646	11,533	8,789	7,764	6,987	11,900	12,515	11,533	5,872
less: valuation reserve	(760)	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(2,217)	(1,746)	(696)	(996)	(760)	(1,907)	(2,217)	(996)
Net Mortgage Servicing Right Asset	11,140	11,391	10,959	10,608	10,732	9,274	10,179	9,316	7,043	7,068	5,991	11,140	10,608	9,316	4,876
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	1.02%	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	0.91%	0.87%	0.98%	0.94%	1.02%	0.91%	0.91%	0.91%

(1) Per share data has been adjusted for subsequent stock dividends and stock splits.

(2) Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate beginning in 2001. Prior years at 34%. (3) Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.